EX-99.906CERT

CERTIFICATION

Suhel Kanuga, President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer, and Secretary of Millennium India Acquisition Company Inc. (the “Registrant”), certifies to the best of his or her knowledge that:

1.           The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2008 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

President & Treasurer
Millennium India Acquisition Company Inc.

/s/           Suhel Kanuga

Suhel Kanuga,
President, Chief Financial Officer,
Chief Compliance Officer, Principal Accounting Officer,
Principal Financial Officer, Treasurer, and Secretary

Date:         1/26/09

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Millennium India Acquisition Company Inc. and will be retained by Millennium India Acquisition Company Inc. and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

EX-99.906CERT

CERTIFICATION

F. Jacob Cherian, Chairman, Chief Executive Officer, and Principal Executive Officer of Millennium India Acquisition Company Inc. (the “Registrant”), certifies to the best of his or her knowledge that:

1.           The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2008 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or Sections 15(d) of the Securities Exchange Act of 1934, as amended; and

2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

President & Treasurer
Millennium India Acquisition Company Inc.

/s/           F. Jacob Cherian

F. Jacob Cherian,
Chairman, Chief Executive Officer,
and Principal Executive Officer

Date:      1/26/09

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Millennium India Acquisition Company Inc. and will be retained by Millennium India Acquisition Company Inc. and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.